Helping Build The Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities Area

Since Inception in 1984

85	$1.6B	$5.0M	$2.5B	11,963

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (52% affordable)

$5.8B	22.6M	28,514	$2.3B	$231.4M

Total Economic Impact	Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated

PROJECT PROFILE:

ESTORIA COOPERATIVE OAK MARSH

The HIT provided $21.5 million in funding for the $44.7 million new construction of the 87-unit Estoria Cooperative Oak Marsh which will create an estimated 325,400 hours of union construction work.

PROJECT PROFILE:

PARK PLAZA/NORTH CREEK

The HIT provided $49.0 million in funding for the $74.7 million construction of a five-story building that will provide 119 new units of housing and substantial rehabilitation of three six-story buildings that will provide 134 rehabilitated units of housing (all affordable).

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Helping Build The Twin Cities–The Union Way	JUNE 2025

Rise on 7–St. Louis Park	Landmark Tower–St. Paul	Estoria Cooperative of Lakeville–Lakeville

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

–Dan McConnell

Business Manager, Minneapolis Building and Construction Trades Council
President, Minnesota Building and Construction Trades Council

HIGHLIGHTS OF THE TWIN CITIES AREA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Estoria Cooperative of Lakeville	Lakeville	$19,152,300	$41,138,350	339,980
The American Cooperative on Lake Phalen	Maplewood	$20,956,900	$34,267,507	254,300
Labor Retreat Apartments	Minneapolis	$10,750,000	$19,366,543	47,750
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
The Midwell (Greenway Apartments)	Minneapolis	$12,327,300	$26,847,568	176,070
One Southside	Minneapolis	$5,000,000	$27,978,588	213,470
Park Plaza/North Creek (Olson Court)	Minneapolis	$48,950,000	$ 74,715,357	419,940
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Landmark Tower	St. Paul	$18,660,000	$97,079,980	616,680
Estoria Cooperative Oak Marsh	Oakdale	$21,464,400	$44,694,970	325,400

The projects listed abovemay not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced on this graphic may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this graphic; and (iii) this graphic is not a complete list of all the projects financed by the HIT as of the date of this report. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com